SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 17, 2006


                                 Mediavest, Inc.
             (Exact name of registrant as specified in its charter)


         New Jersey                     00-10039                 22-2267658
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)


                      2121 Avenue of the Stars, Suite 1650
                              Los Angeles, CA 90067
           (Address of principal executive offices including zip code)


                                 (310) 601-2500
              (Registrant's telephone number, including area code)


                                      N.A.
          (Former name or former address, if changed since last report)


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
           Year.

On August 17, 2006, the Company filed, upon recommendation of its Board of Directors, a Certificate of Amendment to the Restated Certificate of Incorporation with the State of New Jersey to split (or dividend) shares of its Common Stock on a two and a half-for-one basis (the "Stock Split"). The record date for the Stock Split was August 10, 2006.

This summary is subject to and qualified in its entirety by reference to the text of the Certificate of Amendment to the Restated Certificate of Incorporation, which is included as Exhibits 3.1 to this filing and is incorporated in this Item 5.03 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NUMBER       DESCRIPTION
--------------       -----------

3.1                  Certificate of Amendment to the Restated Certificate of
                     Incorporation

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Mediavest, Inc.
                                          (Registrant)


Dated: August 22, 2006                    By: /s/ Robert Ellin
                                              ---------------------------------
                                              Robert Ellin
                                              Chairman, Chief Executive Officer
                                              and President

                                   EXHIBIT 3.1

 [Form of Certificate of Amendment to the Restated Certificate of Incorporation]